EXHIBIT 10.9.11
LEAP WIRELESS INTERNATIONAL, INC.
2004 STOCK OPTION, RESTRICTED STOCK AND
DEFERRED STOCK UNIT PLAN
RESTRICTED STOCK AWARD GRANT NOTICE AND
RESTRICTED STOCK AWARD AGREEMENT
     Leap Wireless International, Inc. (the “Company”), pursuant to its 2004 Stock Option, Restricted Stock and Deferred Stock Unit Plan (the “Plan”), hereby grants to the holder listed below (“Holder”), the right to purchase the number of shares of the Company’s Common Stock set forth below (the “Shares”) at the purchase price set forth below. This Restricted Stock award is subject to all of the terms and conditions as set forth herein and in the Restricted Stock Award Agreement attached hereto as Exhibit A (the “Restricted Stock Agreement”) and the Plan, each of which are incorporated herein by reference. Unless otherwise defined herein, the terms defined in the Plan shall have the same defined meanings in this Grant Notice and the Restricted Stock Agreement.

Holder:	ALBIN F. MOSCHNER

Grant Date:	October 26, 2005

Purchase Price per Share:	$0.0001 per share

Total Number of Shares of Restricted Stock:	5,000
Vesting Schedule:	The Shares shall be released from the Company’s Repurchase Option set forth in Section 3.1 of the Restricted Stock Agreement on the dates and in the amounts indicated in Exhibit B to this Grant Notice.
By his or her signature and the Company’s signature below, Holder agrees to be bound by the terms and conditions of the Plan, the Restricted Stock Agreement and this Grant Notice. Holder has reviewed the Restricted Stock Agreement, the Plan and this Grant Notice in their entirety, has had an opportunity to obtain the advice of counsel prior to executing this Grant Notice and fully understands all provisions of this Grant Notice, the Restricted Stock Agreement and the Plan. Holder hereby agrees to accept as binding, conclusive and final all decisions or interpretations of the Administrator of the Plan upon any questions arising under the Plan, this Grant Notice or the Restricted Stock Agreement. If Holder is married, his or her spouse has signed the Consent of Spouse attached to this Grant Notice as Exhibit C.

LEAP WIRELESS INTERNATIONAL, INC.		HOLDER:

By: /s/ S. Douglas Hutcheson		By: /s/ Albin F. Moschner

Print Name: S. Douglas Hutcheson		Print Name: Albin F. Moschner

Title: President & CEO		Title: Executive VP & Chief Marketing Officer

Address:	10307 Pacific Center Court	Address:	660 Northcroft Court
	San Diego, California 92121		Lake Forest, IL 60045 SPECIAL 5-YEAR VESTING RESTRICTED STOCK AWARD (10/26/10)

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LEAP WIRELESS INTERNATIONAL, INC.
2004 STOCK OPTION, RESTRICTED STOCK AND
DEFERRED STOCK UNIT PLAN
RESTRICTED STOCK AWARD GRANT NOTICE AND
RESTRICTED STOCK AWARD AGREEMENT
     Leap Wireless International, Inc. (the “Company”), pursuant to its 2004 Stock Option, Restricted Stock and Deferred Stock Unit Plan (the “Plan”), hereby grants to the holder listed below (“Holder”), the right to purchase the number of shares of the Company’s Common Stock set forth below (the “Shares”) at the purchase price set forth below. This Restricted Stock award is subject to all of the terms and conditions as set forth herein and in the Restricted Stock Award Agreement attached hereto as Exhibit A (the “Restricted Stock Agreement”) and the Plan, each of which are incorporated herein by reference. Unless otherwise defined herein, the terms defined in the Plan shall have the same defined meanings in this Grant Notice and the Restricted Stock Agreement.

Holder:	ALBIN F. MOSCHNER
Grant Date:	October 26, 2005

Purchase Price per Share:	$0.0001 per share

Total Number of Shares of Restricted Stock:	10,000
Vesting Schedule:	The Shares shall be released from the Company’s Repurchase Option set forth in Section 3.1 of the Restricted Stock Agreement on the dates and in the amounts indicated in Exhibit B to this Grant Notice.
By his or her signature and the Company’s signature below, Holder agrees to be bound by the terms and conditions of the Plan, the Restricted Stock Agreement and this Grant Notice. Holder has reviewed the Restricted Stock Agreement, the Plan and this Grant Notice in their entirety, has had an opportunity to obtain the advice of counsel prior to executing this Grant Notice and fully understands all provisions of this Grant Notice, the Restricted Stock Agreement and the Plan. Holder hereby agrees to accept as binding, conclusive and final all decisions or interpretations of the Administrator of the Plan upon any questions arising under the Plan, this Grant Notice or the Restricted Stock Agreement. If Holder is married, his or her spouse has signed the Consent of Spouse attached to this Grant Notice as Exhibit C.

LEAP WIRELESS INTERNATIONAL, INC.		HOLDER:

By: /s/ S. Douglas Hutcheson		By: /s/ Albin F. Moschner

Print Name: S. Douglas Hutcheson		Print Name: Albin F. Moschner

Title: President & CEO		Title: Executive VP & Chief Marketing Officer

Address:	10307 Pacific Center Court	Address:	660 Northcroft Court

	San Diego, California 92121		Lake Forest, IL 60045

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EXHIBIT A
TO RESTRICTED STOCK AWARD GRANT NOTICE
RESTRICTED STOCK AWARD AGREEMENT
     Pursuant to the Restricted Stock Award Grant Notice (“Grant Notice”) to which this Restricted Stock Award Agreement (this “Agreement”) is attached, Leap Wireless International, Inc. (the “Company”) has granted to Holder the right to purchase the number of shares of Restricted Stock under the Company’s 2004 Stock Option, Restricted Stock and Deferred Stock Unit Plan (the “Plan”) indicated in the Grant Notice.
ARTICLE I
GENERAL
     1.1 Defined Terms. Capitalized terms not specifically defined herein shall have the meanings specified in the Plan and the Grant Notice.
     1.2 Incorporation of Terms of Plan. The Shares are subject to the terms and conditions of the Plan which are incorporated herein by reference.
ARTICLE II
GRANT OF RESTRICTED STOCK
     2.1 Grant of Restricted Stock. In consideration of Holder’s past and/or continued employment with or service to the Company or its Subsidiaries and for other good and valuable consideration, effective as of the Grant Date set forth in the Grant Notice (the “Grant Date”), the Company irrevocably grants to Holder the right to purchase the number of shares of Common Stock set forth in the Grant Notice (the “Shares”), upon the terms and conditions set forth in the Plan and this Agreement.
     2.2 Purchase Price. The purchase price of the Shares shall be as set forth in the Grant Notice, without commission or other charge. The payment of the purchase price shall be paid by cash or check.
     2.3 Issuance of Shares. The issuance of the Shares under this Agreement shall occur at the principal office of the Company simultaneously with the execution of this Agreement by the parties or on such other date as the Company and Holder shall agree (the “Issuance Date”). Subject to the provisions of Article IV below, on the Issuance Date, the Company shall issue the Shares (which shall be issued in Holder’s name).
     2.4 Conditions to Issuance of Stock Certificates. The Shares, or any portion thereof, may be either previously authorized but unissued shares or issued shares which have then been

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reacquired by the Company. Such Shares shall be fully paid and nonassessable. The Company shall not be required to issue or deliver any Shares prior to fulfillment of all of the following conditions:
          (a) The admission of such Shares to listing on all stock exchanges on which such Common Stock is then listed; and
          (b) The completion of any registration or other qualification of such shares under any state or federal law or under rulings or regulations of the Securities and Exchange Commission or of any other governmental regulatory body, which the Administrator shall, in its absolute discretion, deem necessary or advisable; and
          (c) The obtaining of any approval or other clearance from any state or federal governmental agency which the Administrator shall, in its absolute discretion, determine to be necessary or advisable; and
          (d) The lapse of such reasonable period of time following the Issuance Date as the Administrator may from time to time establish for reasons of administrative convenience; and
          (e) The receipt by the Company of full payment for such Shares, including payment of any applicable withholding tax, which in the discretion of the Administrator may be in the form of consideration used by Holder to pay for such Shares, subject to Section 10.4 of the Plan.
     2.5 Rights as Stockholder. Except as otherwise provided herein, upon delivery of the Shares to the escrow holder pursuant to Article IV, Holder shall have all the rights of a stockholder with respect to said Shares, subject to the restrictions herein, including the right to vote the Shares and to receive all dividends or other distributions paid or made with respect to the Shares; provided, however, that any and all cash dividends paid on such Shares and any and all shares of Common Stock, capital stock or other securities received by or distributed to Holder with respect to the Shares as a result of any stock dividend stock split, reverse stock split, recapitalization, combination, reclassification, or similar change in the capital structure of the Company shall also be subject to the Repurchase Option (as defined in Section 3.1 below) and the restrictions on transfer in Section 3.4 below until such restrictions on the underlying Shares lapse or are removed pursuant to this Agreement.
ARTICLE III
RESTRICTIONS ON SHARES
     3.1 Repurchase Option. Subject to the provisions of Section 3.2 below, if Holder has a Termination of Employment, Termination of Directorship or Termination of Consultancy, as applicable, before all of the Shares are released from the Company’s Repurchase Option (as defined below), the Company shall, upon the date of such Termination (as reasonably fixed and

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determined by the Company), have an irrevocable, exclusive option, but not the obligation, for a period of sixty (60) days, commencing ninety (90) days after the date Holder has a Termination of Employment, Termination of Directorship or Termination of Consultancy, as applicable, to repurchase all or any portion of the Unreleased Shares (as defined below in Section 3.3) at such time (the “Repurchase Option”) at the original cash purchase price per share (the “Repurchase Price”). The Repurchase Option shall lapse and terminate one hundred fifty (150) days after Holder has a Termination of Employment, Termination of Directorship or Termination of Consultancy, as applicable. The Repurchase Option shall be exercisable by the Company by written notice to Holder or Holder’s executor (with a copy to the escrow agent appointed pursuant to Section 4.1 below) and shall be exercisable, at the Company’s option, by delivery to Holder or Holder’s executor with such notice of a check in the amount of the Repurchase Price times the number of Shares to be repurchased (the “Aggregate Repurchase Price”). Upon delivery of such notice and the payment of the Aggregate Repurchase Price, the Company shall become the legal and beneficial owner of the Shares being repurchased and all rights and interests therein or relating thereto, and the Company shall have the right to retain and transfer to its own name the number of Shares being repurchased by the Company. In the event the Company repurchases any Shares under this Section 3.1, any dividends or other distributions paid on such Shares and held by the escrow agent pursuant to Section 4.1 and the Joint Escrow Instructions shall be promptly paid by the escrow agent to the Company.
     3.2 Release of Shares from Repurchase Restriction. The Shares shall be released from the Company’s Repurchase Option as indicated in Exhibit B to the Grant Notice. Any of the Shares released from the Company’s Repurchase Option shall thereupon be released from the restrictions on transfer under Section 3.4. In the event any of the Shares are released from the Company’s Repurchase Option, any dividends or other distributions paid on such Shares and held by the escrow agent pursuant to Section 4.1 and the Joint Escrow Instructions shall be promptly paid by the escrow agent to Holder.
     3.3 Unreleased Shares. Any of the Shares which, from time to time, have not yet been released from the Company’s Repurchase Option are referred to herein as “Unreleased Shares.”
     3.4 Restrictions on Transfer. Unless otherwise permitted by the Administrator pursuant to the Plan, no Unreleased Shares or any dividends or other distributions thereon or any interest or right therein or part thereof, shall be liable for the debts, contracts or engagements of Holder or his or her successors in interest or shall be subject to disposition by transfer, alienation, anticipation, pledge, encumbrance, assignment or any other means whether such disposition be voluntary or involuntary or by operation of law by judgment, levy, attachment, garnishment or any other legal or equitable proceedings (including bankruptcy), and any attempted disposition thereof shall be null and void and of no effect.
ARTICLE IV
ESCROW OF SHARES

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     4.1 Escrow of Shares. To insure the availability for delivery of Holder’s Unreleased Shares upon repurchase by the Company pursuant to the Repurchase Option under Section 3.1, Holder hereby appoints the Secretary of the Company, or any other person designated by the Administrator as escrow agent, as his or her attorney-in-fact to assign and transfer unto the Company, such Unreleased Shares, if any, repurchased by the Company pursuant to the Repurchase Option pursuant to Section 3.1 and any dividends or other distributions thereon, and shall, upon execution of this Agreement, deliver and deposit with the Secretary of the Company, or such other person designated by the Administrator, any share certificates representing the Unreleased Shares, together with the stock assignment duly endorsed in blank, attached to the Grant Notice as Exhibit D to the Grant Notice. The Unreleased Shares and stock assignment shall be held by the Secretary of the Company, or such other person designated by the Administrator, in escrow, pursuant to the Joint Escrow Instructions of the Company and Holder attached as Exhibit E to the Grant Notice, until the Company exercises its Repurchase Option as provided in Section 3.1, until such Unreleased Shares are released from the Company’s Repurchase Option, or until such time as this Agreement no longer is in effect. Upon release of the Unreleased Shares, the escrow agent shall deliver to Holder the certificate or certificates representing such Shares in the escrow agent’s possession belonging to Holder in accordance with the terms of the Joint Escrow Instructions attached as Exhibit E to the Grant Notice, and the escrow agent shall be discharged of all further obligations hereunder; provided, however, that the escrow agent shall nevertheless retain such certificate or certificates as escrow agent if so required pursuant to other restrictions imposed pursuant to this Agreement. If the Shares are held in book entry form, then such entry will reflect that the Shares are subject to the restrictions of this Agreement. If any dividends or other distributions are paid on the Unreleased Shares held by the escrow agent pursuant to this Section 4.1 and the Joint Escrow Instructions, such dividends or other distributions shall also be subject to the restrictions set forth in this Agreement and held in escrow pending release of the Unreleased Shares with respect to which such dividends or other distributions were paid from the Company’s Repurchase Option.
     4.2 Transfer of Repurchased Shares. Holder hereby authorizes and directs the Secretary of the Company, or such other person designated by the Administrator, to transfer the Unreleased Shares as to which the Repurchase Option has been exercised from Holder to the Company.
     4.3 No Liability for Actions in Connection with Escrow. The Company, or its designee, shall not be liable for any act it may do or omit to do with respect to holding the Shares in escrow and while acting in good faith and in the exercise of its judgment.
ARTICLE V
OTHER PROVISIONS
     5.1 Adjustment for Stock Split. In the event of any stock dividend, stock split, reverse stock split, recapitalization, combination, reclassification, or similar change in the capital structure of the Company, the Administrator shall make appropriate and equitable adjustments in

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the Unreleased Shares subject to the Repurchase Option and the number of Shares, consistent with any adjustment under Section 10.3 of the Plan. The provisions of this Agreement shall apply, to the full extent set forth herein with respect to the Shares, to any and all shares of capital stock or other securities which may be issued in respect of, in exchange for, or in substitution of the Shares, and shall be appropriately adjusted for any stock dividends, splits, reverse splits, combinations, recapitalizations and the like occurring after the date hereof.
     5.2 Taxes. Holder has reviewed with Holder’s own tax advisors the federal, state, local and foreign tax consequences of this investment and the transactions contemplated by the Grant Notice and this Agreement. Holder is relying solely on such advisors and not on any statements or representations of the Company or any of its agents. Holder understands that Holder (and not the Company) shall be responsible for Holder’s own tax liability that may arise as a result of this investment or the transactions contemplated by this Agreement. Holder understands that Holder will recognize ordinary income for federal income tax purposes under Section 83 of the Code. In this context, “restriction” includes the right of the Company to repurchase the Shares pursuant to its Repurchase Option set forth in Section 3.1. Holder understands that Holder may elect to be taxed for federal income tax purposes at the time the Shares are purchased rather than as and when the Repurchase Option lapses by filing an election under Section 83(b) of the Code with the Internal Revenue Service within thirty (30) days from the date of purchase. A form of election under Section 83(b) of the Code is attached to the Grant Notice as Exhibit F.
     HOLDER ACKNOWLEDGES THAT IT IS HOLDER’S SOLE RESPONSIBILITY AND NOT THE COMPANY’S TO TIMELY FILE THE ELECTION UNDER SECTION 83(b), EVEN IF HOLDER REQUESTS THE COMPANY OR ITS REPRESENTATIVES TO MAKE THIS FILING ON HOLDER’S BEHALF
     5.3 Limitations Applicable to Section 16 Persons. Notwithstanding any other provision of the Plan or this Agreement, if Holder is subject to Section 16 of the Exchange Act, the Plan, the Shares and this Agreement shall be subject to any additional limitations set forth in any applicable exemptive rule under Section 16 of the Exchange Act (including any amendment to Rule 16b-3 of the Exchange Act) that are requirements for the application of such exemptive rule. To the extent permitted by applicable law, this Agreement shall be deemed amended to the extent necessary to conform to such applicable exemptive rule.
     5.4 Administration. The Administrator shall have the power to interpret the Plan and this Agreement and to adopt such rules for the administration, interpretation and application of the Plan as are consistent therewith and to interpret, amend or revoke any such rules. All actions taken and all interpretations and determinations made by the Administrator in good faith shall be final and binding upon Holder, the Company and all other interested persons. No member of the Administrator shall be personally liable for any action, determination or interpretation made in good faith with respect to the Plan, this Agreement or the Shares. In its absolute discretion, the Board may at any time and from time to time exercise any and all rights and duties of the Administrator under the Plan and this Agreement.

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     5.5 Restrictive Legends and Stop-Transfer Orders.
          (a) Any share certificate(s) evidencing the Shares issued hereunder shall be endorsed with the following legend and any other legend required by any applicable federal and state securities laws:
THE SHARES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO A RIGHT OF REPURCHASE IN FAVOR OF THE COMPANY AND MAY BE TRANSFERRED ONLY IN ACCORDANCE WITH THE TERMS OF A RESTRICTED STOCK AWARD AGREEMENT BETWEEN THE COMPANY AND THE STOCKHOLDER, A COPY OF WHICH IS ON FILE WITH THE SECRETARY OF THE COMPANY.
          (b) Holder agrees that, in order to ensure compliance with the restrictions referred to herein, the Company may issue appropriate “stop transfer” instructions to its transfer agent, if any, and that, if the Company transfers its own securities, it may make appropriate notations to the same effect in its own records.
          (c) The Company shall not be required: (i) to transfer on its books any shares of Common Stock that have been sold or otherwise transferred in violation of any of the provisions of this Agreement, or (ii) to treat as owner of such shares of Common Stock or to accord the right to vote or pay dividends to any purchaser or other transferee to whom such shares shall have been so transferred.
     5.6 Notices. Any notice to be given under the terms of this Agreement to the Company shall be addressed to the Company in care of the Secretary of the Company, and any notice to be given to Holder shall be addressed to Holder at the address given beneath Holder’s signature on the Grant Notice. By a notice given pursuant to this Section 5.6, either party may hereafter designate a different address for notices to be given to that party. Any notice shall be deemed duly given when sent via email or when sent by certified mail (return receipt requested) and deposited (with postage prepaid) in a post office or branch post office regularly maintained by the United States Postal Service.
     5.7 Titles. Titles are provided herein for convenience only and are not to serve as a basis for interpretation or construction of this Agreement.
     5.8 Governing Law; Severability. This Agreement shall be administered, interpreted and enforced under the laws of the State of Delaware without regard to conflicts of laws thereof. Should any provision of this Agreement be determined by a court of law to be illegal or unenforceable, the other provisions shall nevertheless remain effective and shall remain enforceable.
     5.9 Conformity to Securities Laws. Holder acknowledges that the Plan is intended to conform to the extent necessary with all provisions of the Securities Act and the Exchange Act and any and all regulations and rules promulgated by the Securities and Exchange Commission

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thereunder, and state securities laws and regulations. Notwithstanding anything herein to the contrary, the Plan shall be administered, and the Shares are to be issued, only in such a manner as to conform to such laws, rules and regulations. To the extent permitted by applicable law, the Plan and this Agreement shall be deemed amended to the extent necessary to conform to such laws, rules and regulations.
     5.10 Amendments. This Agreement may not be modified, amended or terminated except by an instrument in writing, signed by Holder and by a duly authorized representative of the Company.
     5.11 No Employment Rights. If Holder is an Employee, nothing in the Plan or this Agreement shall confer upon Holder any right to continue in the employ of the Company or any Subsidiary or shall interfere with or restrict in any way the rights of the Company and its Subsidiaries, which are expressly reserved, to discharge Holder at any time for any reason whatsoever, with or without cause, except to the extent expressly provided otherwise in a written agreement between the Company and Holder.
     5.12 Successors and Assigns. The Company may assign any of its rights under this Agreement to single or multiple assignees, and this Agreement shall inure to the benefit of the successors and assigns of the Company. Subject to the restrictions on transfer herein set forth, this Agreement shall be binding upon Holder and his or her heirs, executors, administrators, successors and assigns.

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EXHIBIT B
TO RESTRICTED STOCK AWARD GRANT NOTICE
VESTING PROVISIONS
     Capitalized terms used in this Exhibit B and not defined below shall have the meanings given them in the Agreement to which this Exhibit B is attached.
     1. Time-Based Vesting. Subject to any accelerated vesting pursuant to paragraphs 2 and 3 below, the Unreleased Shares shall be released from the Company’s Repurchase Option in their entirety on the fifth anniversary of the Grant Date, if the Holder is an Employee, Director or Consultant on such date.
     2. Performance-Based Accelerated Vesting. If the Company’s EBITDA (as defined below) and the Company’s Net Adds (as defined below) both equal or exceed the respective Achievement Threshold amounts for 2006 as set forth in paragraph (a) below and/or both equal or exceed the respective Achievement Threshold amounts for 2007 as set forth in paragraph (b) below and/or both equal or exceed the respective Achievement Threshold amounts for 2008 as set forth in paragraph (c) below, then a certain percentage of the Unreleased Shares shall be released in accordance with the provisions of paragraphs (a), (b) and (c) below; provided, however, that no Unreleased Shares shall be released pursuant to paragraph (a), (b) or (c) below if either the Company’s EBITDA or Net Adds do not at least equal the Achievement Threshold amount for the applicable year.
          (a) Fiscal Year 2006. If the Company’s EBITDA and Net Adds for Fiscal Year 2006 equal or exceed the EBITDA and Net Add Achievement Thresholds (as set forth below), then a number of the Unreleased Shares shall be released from the Company’s Repurchase Option on the applicable Performance Vesting Effective Date equal to the number obtained by multiplying the percentage determined in accordance with the following table, by the total number of shares of Restricted Stock subject to the Award (as shown in the Grant Notice).

	2006 Net Adds
	Threshold	Target	Maximum
2006 EBITDA (in thousands)	[***]	[***]	[***]
Threshold	10%	12.5%	15%
[***]

Target	12.5%	20%	22.5%
[***]

Maximum	15%	22.5%	30%
[***]

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     The percentage of Unreleased Shares which shall be released from the Company’s Repurchase Option if performance is between the Achievement Threshold amount and the Achievement Target amount, or between the Achievement Target amount and the Achievement Maximum amount shall be determined by linear interpolation between the applicable Achievement amounts for each measure in accordance with the method described in Attachment B-1.
          (b) Fiscal Year 2007. If the Company’s EBITDA and Net Adds for Fiscal Year 2007 equal or exceed the EBITDA and Net Adds Achievement Thresholds (as set forth below), then a number of the Unreleased Shares shall be released from the Company’s Repurchase Option on the applicable Performance Vesting Effective Date equal to the number obtained by multiplying the percentage determined in accordance with the following table, by the total number of shares of Restricted Stock subject to the Award (as shown in the Grant Notice).

	2007 Net Adds
	Threshold	Target	Maximum
2007 EBITDA (in thousands)	[***]	[***]	[***]
Threshold	10%	12.5%	15%
[***]

Target	12.5%	20%	22.5%
[***]

Maximum	15%	22.5%	30%
[***]
The percentage of Unreleased Shares which shall be released from the Company’s Repurchase Option if performance is between the Achievement Threshold amount and the Achievement Target amount, or between the Achievement Target amount and the Achievement Maximum amount shall be determined by linear interpolation between the applicable Achievement amounts for each measure in accordance with the method described in Attachment B-1.

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          (c) Fiscal Year 2008. If the Company’s EBITDA and Net Adds for Fiscal Year 2008 equal or exceed the EBITDA and Net Adds Achievement Thresholds (as set forth below), then a number of the Unreleased Shares shall be released from the Company’s Repurchase Option on the applicable Performance Vesting Effective Date equal to the number obtained by multiplying the percentage determined in accordance with the following table, by the total number of shares of Restricted Stock subject to the Award (as shown in the Grant Notice).

	2008 Net Adds
	Threshold	Target	Maximum
2008 EBITDA (in thousands)	[***]	[***]	[***]
Threshold	10%	12.5%	15%
[***]

Target	12.5%	20%	22.5%
[***]

Maximum	15%	22.5%	30%
[***]
The percentage of Unreleased Shares which shall be released from the Company’s Repurchase Option if performance is between the Achievement Threshold amount and the Achievement Target amount, or between the Achievement Target amount and the Achievement Maximum amount shall be determined by linear interpolation between the applicable Achievement amounts for each measure in accordance with the method described in Attachment B-1.
          (d) Definition of EBITDA. For purposes of this Exhibit B, the term “EBITDA” for a Fiscal Year means the Company’s consolidated net income or loss for such period before extraordinary items and before the cumulative effect of any change in accounting principles plus (a) the following to the extent deducted in calculating such consolidated net income or loss: (i) consolidated interest expense, (ii) all income tax expense deducted in arriving at such consolidated net income or loss, (iii) depreciation and amortization expense, (iv) non-cash impairment of assets (tangible and intangible) and related non-cash charges, (v) charges and expenses related to stock based compensation awards, (vi) net non-cash reorganization expenses and charges, (vii) non-cash dividends or other distributions made with respect to qualified preferred stock as contemplated by the Credit Agreement negotiated among the Company, Cricket Communications Inc., the administrative agent identified therein and others posted to IntraLinks on December 23, 2004 and (viii) other non-recurring expenses reducing such consolidated net income or loss which do not represent a cash item in such period or any future period (including losses attributable to the sale of assets other than in the ordinary course of business) and minus (b) the following to the extent included in calculating such consolidated net income or loss: (i) income tax credits for such period, (ii) all gains arising in relation to the sale

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of assets other than in the ordinary course of business and (iii) all non-cash items increasing such consolidated net income or loss for such period.
          (e) Definition of Net Adds. For purposes of this Exhibit B, the term “Net Adds” means, with respect to any Fiscal Year, “end of period customers” on the last day of such Fiscal Year less “end of period customers” on the last day of the preceding Fiscal Year. If the Company adopts a pre-paid card based service offering, the Administrator shall, in its discretion, equitably adjust the Net Adds Achievement Levels set forth in paragraphs (a), (b) and (c) to reflect the Company’s changed scope of operations.
          (f) Adjustments for Future Changes in the Company’s Business. The EBITDA Achievement Levels and Net Adds Achievement Levels set forth in paragraphs (a), (b) and (c) were designed to be measured against the Company’s performance in the thirty-nine (39) markets in which it was operating as of March 1, 2005. If the Company commences operations in any new markets, or ceases to operate in any existing market, the Administrator shall, in its discretion, equitably adjust the EBITDA Achievement Levels and/or the Net Adds Achievement Levels to reflect the Company’s changed scope of operations.
          (g) Release of Shares Cumulative; Continued Service Condition. The release of Unreleased Shares from the Company’s Repurchase Option under paragraphs (a), (b) and (c) shall be cumulative. Unreleased Shares shall only be released from the Company’s Repurchase Option pursuant to this paragraph 2 if Holder is an Employee, Director or Consultant of the Company or any of its Subsidiaries on the applicable Performance Vesting Effective Date.
          (h) Definition of Fiscal Year. For purposes of this Exhibit B, the term “Fiscal Year” means the Company’s fiscal year ending December 31.
          (i) Definition of Performance Vesting Effective Date. For purposes of this Exhibit B, the term “Performance Vesting Effective Date” means, with respect to the release from the Company’s Repurchase Option of Unreleased Shares to occur upon the attainment of EBITDA and Net Adds Achievement Levels for 2006, 2007 or 2008, as applicable, the date of the public announcement by the Company of EBITDA or Net Adds, as applicable, for the relevant Fiscal Year, but in no event shall the Company make such public announcement later than the date on which the Company files its Form 10-K for the relevant Fiscal Year.
          (j) Termination of Performance-Based Vesting. Notwithstanding the foregoing provisions of this paragraph 2, no Unreleased Shares shall be released from the Company’s Repurchase Option under this paragraph 2 on or after the date of occurrence of a Change in Control.

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     3. Change in Control Accelerated Vesting.
          (b) Change in Control. In the event of a Change in Control, (i) if Holder is an Employee, Director or Consultant immediately prior to such Change in Control, then one-third of the number of Unreleased Shares immediately prior to such Change in Control shall be released from the Company’s Repurchase Option, and (ii) if Holder is an Employee, Director or Consultant on the first anniversary of the date of the occurrence of such Change in Control, then an additional one-third of the number of Unreleased Shares immediately prior to such Change in Control shall be released from the Company’s Repurchase Option, and (iii) if the Holder is an Employee, Director or Consultant on the second anniversary of the date of the occurrence of such Change in Control, then any remaining Unreleased Shares shall be released from the Company’s Repurchase Option.
          (c) Termination of Employment in the Event of a Change in Control. In the event of a Change in Control, if Holder has a Termination of Employment by reason of discharge by the Company other than for Cause (as defined below), or by reason of resignation by Holder for Good Reason (as defined below), during the period commencing ninety (90) days prior to such Change in Control and ending twelve (12) months after such Change in Control, then (i) if the Change in Control occurs prior to January 1, 2006, twenty-five percent (25%) of the Unreleased Shares shall be released form the Company’s Repurchase Option and (ii) if the Change in Control occurs on or after January 1, 2006, the remaining Unreleased Shares shall be released from the Company’s Repurchase Option, in each case, on the date of Holder’s Termination of Employment (or, if later, immediately prior to the date of the occurrence of such Change in Control).
          (c) Definitions of Cause and Good Reason. For purposes of this Exhibit B, the terms “Cause” and “Good Reason” shall have the meanings given to such terms in the Holder’s employment agreement with the Company in effect on the Grant Date and if the Holder does not have an employment agreement or Holder’s employment agreement does not include definitions of “Cause” and “Good Reason”, the terms shall be defined for purposes of this Exhibit B as follows:
          (i) “Cause” shall mean termination of Holder’s employment by the Company (or the Parent, any Subsidiary or any successor thereof): (A) upon Holder’s willful failure substantially to perform Holder’s duties with the Company (or the Parent, any Subsidiary or any successor thereof) (other than any such failure resulting from Holder’s incapacity due to physical or mental illness or any such actual or anticipated failure after Holder’s issuance of a Notice of Termination (as described below) for Good Reason), as reasonably determined by the Company, or, if Holder is then employed in a position as Senior Vice President of the Company or a more senior officer of the Company, by the Board of Directors of the Company after a written demand for substantial performance is delivered to Holder by the Company, or the Board of Directors

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of the Company, as the case may be, which demand specifically identifies the manner in which the Company or the Board of Directors of the Company, as the case may be, believes that Holder has not substantially performed such duties, provided that Holder shall have been given a reasonable period, not to exceed fifteen (15) days, in which to cure such failure (provided such failure is capable of being cured), (B) upon Holder’s willful failure substantially to follow and comply with the specific and lawful directives of the Company or, if Holder is then employed in a position as a Senior Vice President of the Company or a more senior officer of the Company, by the Board of Directors of the Company (or the Board of Directors of the Parent) or duly adopted policies of the Company which are consistent with Holder’s duties with the Company (or the Parent, any Subsidiary or any successor thereof), as reasonably determined by the Company or, if Holder is then employed in a position as a Senior Vice President of the Company or a more senior officer of the Company, by the Board of Directors of the Company (other than any such failure resulting from Holder’s incapacity due to physical or mental illness or any such actual or anticipated failure after Holder’s issuance of a Notice of Termination for Good Reason), after a written demand for substantial performance is delivered to Holder by the Company or the Board of Directors of the Company, as the case may be, which demand specifically identifies the manner in which the Company or the Board of Directors of the Company, as the case may be, believes that Holder has not substantially performed such directives, provided that the Holder shall have been given a reasonable period not to exceed fifteen (15) days in which to cure such failure (provided such failure is capable of being cured), (C) upon Holder’s commission of an act of fraud or dishonesty impacting or involving the Company (or the Parent, any Subsidiary or any successor thereof), (D) upon Holder’s willful engagement in illegal conduct or gross misconduct affecting the Company, or (E) upon the Holder’s being convicted of, or pleading nolo contendere to, the commission of a felony.
          (ii) “Good Reason” shall mean, without Holder’s express written consent, the occurrence of any of the following circumstances unless such circumstances are cured (provided such circumstances are capable of being cured) prior to the Date of Termination specified in a Notice of Termination given in respect thereof: (A) the continuous assignment to Holder of any duties materially inconsistent with Holder’s positions with the Company (or the Parent, any Subsidiary or any successor thereof), a significant adverse alteration in the nature or status of Holder’s responsibilities or the conditions of Holder’s employment with the Company (or the Parent, any Subsidiary or any successor thereof), or any other action that results in a material diminution in Holder’s position, authority, title, duties or responsibilities with the Company (or the Parent, any Subsidiary or any successor thereof); (B) reduction of Holder’s annual base salary as in effect on the Grant Date or as the same may be increased from time to time thereafter; (C) the relocation of the Company’s offices at which Holder is principally employed to a location more than sixty (60) miles from such location; (D) the Company’s failure (or the failure of the Parent, any Subsidiary or any successor) to pay Holder any portion of Holder’s current compensation; (E) the Company’s failure (or the failure of the Parent, any Subsidiary or any successor) to continue in effect any material compensation

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or benefit plan in which Holder participates, unless an equitable arrangement (embodied in an ongoing substitute or alternative plan) has been made with respect to such plan, or the Company’s failure to continue Holder’s participation therein (or in such substitute or alternative plan) on the basis not materially less favorable, both in terms of the amount of benefits provided and the level of Holder’s participation relative to other participants; (F) the Company’s failure (or the failure of the Parent, any Subsidiary or any successor) to continue to provide Holder with benefits substantially similar in the aggregate to those enjoyed by Holder under any of the Company’s life insurance, medical, health and accident, disability, pension, retirement, or other benefit plans in which Holder or Holder’s eligible family members were participating immediately prior thereto, or the taking of any action by the Company (or the Parent, any Subsidiary or any successor thereof) which would directly or indirectly materially reduce any of such benefits; or (G) the continuation or repetition, after written notice of objection from Holder, of harassing or denigrating treatment of Holder by the Company, the Parent, any Subsidiary or any successor thereof inconsistent with Holder’s position with the Company. Holder’s right to terminate employment with the Company or the Parent, Subsidiary or any successor thereof pursuant to this subparagraph shall not be affected by Holder’s incapacity due to physical or mental illness. Holder’s continued employment with the Company or the Parent, Subsidiary or any successor thereof shall not constitute consent to, or a waiver of rights with respect to, any circumstance constituting Good Reason thereunder.
          (d) Condition to Release of Shares. The release of Unreleased Shares from the Company’s Repurchase Option pursuant to subparagraph 3(b) shall be conditioned on the Holder’s delivery to the Company of an executed General Release and the Holder’s non-revocation of such General Release during the time period for such revocation set forth therein.
     4. Limit on Release of Shares. In no event will more than 100% of the Unreleased Shares be released from the Company’s Repurchase Option pursuant to the provisions of this Exhibit B.
     5. Confidentiality. The Holder agrees to keep the EBITDA and Net Adds achievement levels set forth in this Exhibit B confidential and not to disclose such thresholds to any third party without the prior written consent of the Company.

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Attachment B-1
Methodology for Linear Interpolation

	2005 Net Adds
	Threshold	Target	Maximum
2005 EBITDA (in thousands)	[***]	[***]	[***]
Threshold	10%	12.5%	15%
[***]

Target	12.5%	20%	22.5%
[***]

Maximum	15%	22.5%	30%
[***]
The EBITDA amounts in the following examples are shown in thousands.
Example 1:
•	2005 EBITDA: [***]
•	2005 Net Adds: [***]
     Problem: The net adds performance falls exactly on a specified payout range, but performance in EBITDA falls somewhere in-between the schedule.
     Solution: Start with the net adds payout column and use straight-line interpolation to determine the final payout.
     Payout Calculation: Net additions of [***] dictate a payout of 12.5% for threshold EBITDA performance and 20% for target EBITDA performance. Since EBITDA performance ([***]) is halfway between threshold and target performance ([***] and [***]), the actual payout should be halfway between the scheduled payouts of 12.5% and 20%. Thus the payout is (1/2)*(20%-12.5%)+12.5%
•	Payout = 16.25%
Example 2:
•	2005 EBITDA: [***]
•	2005 Net Adds: [***]

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B-1-1

     Problem: Neither the net adds performance nor the EBITDA performance fall exactly on a specified payout.
     Solution: Use straight line interpolation for both measures. Starting with either measure will yield the same result.
     Payout Calculation: EBITDA performance ([***]) is halfway between threshold and target performance ([***] and [***]), so we can interpolate an EBITDA-based payout schedule by finding the halfway point at each defined level of Net Adds. At [***] net adds, the EBITDA-based payout would be halfway between 10% and 12.5%. At [***] net adds, the EBITDA-based payout would be halfway between 12.5% and 20%. At [***] net adds, the EBITDA-based payout would be halfway between 15% and 22.5%. Thus the interpolated, EBITDA-based payout schedule looks like this:

2005 Net Adds
	Threshold	Target	Maximum
2005 EBITDA	[***]	[***]	[***]

Actual	11.25%	16.25%	18.75%
[***]	(midpoint of	(midpoint of	(midpoint of
(midpoint of [***] and [***])	10% and 12.5%)	12.5% and 20%)	15% and 22.5%)
     To determine the actual payout given this range, we interpolate a payout at [***] net adds based on the scheduled payouts at [***] and [***]. First we determine where [***] lies in the range of [***] to [***]. The length of the range is [***] – [***] = [***] net adds. [***] is [***] above the range minimum ([***] – [***] = [***]). So the actual performance of [***] net adds falls 1/3 of the way between [***] net adds (target) and [***] net adds (maximum). This means the actual payout must fall 1/3 of the way between 16.25% and 18.75%. Thus the payout is (1/3)*(18.75%-16.25%)+16.25%
•	Payout = 17.08%

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EXHIBIT C
TO RESTRICTED STOCK AWARD GRANT NOTICE
CONSENT OF SPOUSE
     I,                                                             , spouse of                     , have read and approve the foregoing Agreement. In consideration of issuing to my spouse the shares of the common stock of Leap Wireless International, Inc. set forth in the Agreement, I hereby appoint my spouse as my attorney-in-fact in respect to the exercise of any rights under the Agreement and agree to be bound by the provisions of the Agreement insofar as I may have any rights in said Agreement or any shares of the common stock of Leap Wireless International, Inc. issued pursuant thereto under the community property laws or similar laws relating to marital property in effect in the state of our residence as of the date of the signing of the foregoing Agreement.

Dated: ,

Signature of Spouse

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C-1

EXHIBIT D
TO RESTRICTED STOCK AWARD GRANT NOTICE
STOCK ASSIGNMENT
     FOR VALUE RECEIVED, the undersigned,                                         , hereby sells, assigns and transfers unto LEAP WIRELESS INTERNATIONAL, INC., a Delaware corporation,                      shares of the Common Stock of LEAP WIRELESS INTERNATIONAL, INC., a Delaware corporation, standing in its name of the books of said corporation represented by Certificate No.                      herewith and do hereby irrevocably constitute and appoint                                                             to transfer the said stock on the books of the within named corporation with full power of substitution in the premises.
     This Stock Assignment may be used only in accordance with the Restricted Stock Award Agreement between LEAP WIRELESS INTERNATIONAL, INC. and the undersigned dated                                         ,                     .

Dated: ,

[Name of Holder]
     INSTRUCTIONS: Please do not fill in the blanks other than the signature line. The purpose of this assignment is to enable the Company to exercise its “Repurchase Option,” as set forth in the Restricted Stock Award Agreement, without requiring additional signatures on the part of Holder.

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D-1

EXHIBIT E
TO RESTRICTED STOCK AWARD GRANT NOTICE
JOINT ESCROW INSTRUCTIONS
                                        ,
Secretary
Leap Wireless International, Inc.
10307 Pacific Center Court
San Diego, California 92121
Ladies and Gentlemen:
     As escrow agent (the “Escrow Agent”) for both Leap Wireless International, Inc., a Delaware corporation (the “Company”), and the undersigned recipient of stock of the Company (the “Holder”), you are hereby authorized and directed to hold in escrow the documents delivered to you pursuant to the terms of that certain Restricted Stock Award Agreement (“Agreement”) between the Company and the undersigned (the “Escrow”), including the stock certificate and the Assignment in Blank, in accordance with the following instructions:
     1. In the event the Company and/or any assignee of the Company (referred to collectively for convenience herein as the “Company”) exercises the Company’s Repurchase Option as defined in the Agreement), the Company shall give to the Holder and you a written notice specifying the number of shares of stock to be purchased, the purchase price and the time for a closing hereunder at the principal office of the Company. The Holder and the Company hereby irrevocably authorize and direct you to close the transaction contemplated by such notice in accordance with the terms of said notice.
     2. As of the date of closing of the repurchase indicated in such notice, you are directed (a) to date the stock assignments necessary for the repurchase and transfer in question, (b) to fill in the number of shares being repurchased and transferred, and (c) to deliver the same, together with the certificate evidencing the shares of stock to be repurchased and transferred, to the Company or its assignee.
     3. Holder irrevocably authorizes the Company to deposit with you any certificates evidencing shares of stock to be held by you hereunder and any additions and substitutions to said shares as defined in the Agreement. Holder does hereby irrevocably constitute and appoint you as Holder’s attorney-in-fact and agent for the term of this escrow to execute with respect to such securities all documents necessary or appropriate to make such securities negotiable and to complete any transaction herein contemplated, including but not limited to the filing with any applicable state blue sky authority of any required applications for consent to, or notice of transfer of, the securities. Subject to the provisions of this paragraph and the Agreement, Holder shall exercise all rights and privileges of a stockholder of the Company while the stock is held by you.

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     4. Upon written request of Holder, but no more than once per calendar month, unless the Company’s Repurchase Option has been exercised, you will deliver to Holder a certificate or certificates representing so many shares of stock as are not then subject to the Repurchase Option. Within one hundred fifty (150) days after any voluntary or involuntary termination of Holder’s services to the Company for any or no reason, you will deliver to Holder a certificate or certificates representing the aggregate number of shares held or issued pursuant to the Agreement and not repurchased pursuant to the Repurchase Option set forth in Section 3.1 of the Agreement.
     5. If at the time of termination of this escrow you should have in your possession any documents, securities, or other property belonging to Holder, you shall deliver all of the same to the Holder and shall be discharged of all further obligations hereunder.
     6. Your duties hereunder may be altered, amended, modified or revoked only by a writing signed by all of the parties hereto.
     7. You shall be obligated only for the performance of such duties as are specifically set forth herein and may rely and shall be protected in relying or refraining from acting on any instrument reasonably believed by you to be genuine and to have been signed or presented by the proper party or parties. You shall not be personally liable for any act you may do or omit to do hereunder as Escrow Agent or as attorney-in-fact for Holder while acting in good faith, and any act done or omitted by you pursuant to the advice of your own attorneys shall be conclusive evidence of such good faith.
     8. You are hereby expressly authorized to disregard any and all warnings given by any of the parties hereto or by any other person or corporation, excepting only orders or process of courts of law and are hereby expressly authorized to comply with and obey orders, judgments or decrees of any court. In case you obey or comply with any such order, judgment or decree, you shall not be liable to any of the parties hereto or to any other person, firm or corporation by reason of such compliance, notwithstanding any such order, judgment or decree being subsequently reversed, modified, annulled, set aside, vacated or found to have been entered without jurisdiction.
     9. You shall not be liable in any respect on account of the identity, authorities or rights of the parties executing or delivering or purporting to execute or deliver the Agreement or any documents or papers deposited or called for hereunder.
     10. You shall not be liable for the expiration of any rights under any applicable state, federal or local statute of limitations or similar statute or regulation with respect to these Joint Escrow Instructions or any documents deposited with you.
     11. You shall be entitled to employ such legal counsel and other experts as you may deem necessary properly to advise you in connection with your obligations hereunder, may rely

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upon the advice of such counsel, and may pay such counsel reasonable compensation therefor. The Company will reimburse you for any reasonable attorneys’ fees with respect thereto.
     12. Your responsibilities as Escrow Agent hereunder shall terminate if you shall cease to be an officer or agent of the Company or if you shall resign by written notice to each party. In the event of any such termination, the Company shall appoint a successor Escrow Agent.
     13. If you reasonably require other or further instruments in connection with these Joint Escrow Instructions or obligations in respect hereto, the necessary parties hereto shall join in furnishing such instruments.
     14. It is understood and agreed that should any dispute arise with respect to the delivery and/or ownership or right of possession of the securities held by you hereunder, you are authorized and directed to retain in your possession without liability to anyone all or any part of said securities until such disputes shall have been settled either by mutual written agreement of the parties concerned or by a final order, decree or judgment of a court of competent jurisdiction after the time for appeal has expired and no appeal has been perfected, but you shall be under no duty whatsoever to institute or defend any such proceedings.
     15. Any notice to be given under the terms of this Agreement to the Company shall be addressed to the Company in care of the Secretary of the Company, and any notice to be given to the Holder or you shall be addressed to the address given beneath Holder’s and your signatures on the signature page to this Agreement. By a notice given pursuant to this Section 15, any party may hereafter designate a different address for notices to be given to that party. Any notice, which is required to be given to Holder, shall, if the Holder is then deceased, be given to Holder’s designated beneficiary, if any by written notice under this Section 15. Any notice shall be deemed duly given when sent via email or when sent by certified mail (return receipt requested) and deposited (with postage prepaid) in a post office or branch post office regularly obtained by the United States Postal Service.
     16. By signing these Joint Escrow Instructions, you become a party hereto only for the purpose of said Joint Escrow Instructions; you do not become a party to the Agreement.
     17. This instrument shall be binding upon and inure to the benefit of the parties hereto, and their respective successors and permitted assigns.
     18. These Joint Escrow Instructions shall be governed by, and construed and enforced in accordance with, the laws of the State of Delaware, without regard to conflicts of law thereof.

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(Signature Page Follows)

     IN WITNESS WHEREOF, the parties have executed these Joint Escrow Instructions as of the date first written above.

Very truly yours,

LEAP WIRELESS INTERNATIONAL, INC.

By:

Name:
Title:

Address:	10307 Pacific Center Court
San Diego, California 92121

HOLDER:

Address:

ESCROW AGENT:

By:

Secretary, Leap Wireless International, Inc.

Address:	10307 Pacific Center Court
San Diego, California 92121

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EXHIBIT F
TO RESTRICTED STOCK AWARD GRANT NOTICE
FORM OF 83(B) ELECTION AND INSTRUCTIONS
     These instructions are provided to assist you if you choose to make an election under Section 83(b) of the Internal Revenue Code, as amended, with respect to the shares of common stock, par value $0.0001, of Leap Wireless International, Inc. transferred to you. Please consult with your personal tax advisor as to whether an election of this nature will be in your best interests in light of your personal tax situation.
     The executed original of the Section 83(b) election must be filed with the Internal Revenue Service not later than 30 days after the date the shares were transferred to you. PLEASE NOTE: There is no remedy for failure to file on time. The steps outlined below should be followed to ensure the election is mailed and filed correctly and in a timely manner. ALSO, PLEASE NOTE: If you make the Section 83(b) election, the election is irrevocable.
1.	Complete Section 83(b) election form (attached as Attachment 1) and make four (4) copies of the signed election form. (Your spouse, if any, should sign Section 83(b) election form as well.)
2.	Prepare the cover letter to the Internal Revenue Service (sample letter attached as Attachment 2).
3.	Send the cover letter with the originally executed Section 83(b) election form and one (1) copy via certified mail, return receipt requested to the Internal Revenue Service at the address of the Internal Revenue Service where you file your personal tax returns. We suggest that you have the package date-stamped at the post office. The post office will provide you with a white certified receipt that includes a dated postmark. Enclose a self-addressed, stamped envelope so that the Internal Revenue Service may return a date-stamped copy to you. However, your postmarked receipt is your proof of having timely filed the Section 83(b) election if you do not receive confirmation from the Internal Revenue Service.
4.	One (1) copy must be sent to Leap Wireless International, Inc. for its records and one (1) copy must be attached to your federal income tax return for the applicable calendar year.
5.	Retain the Internal Revenue Service file stamped copy (when returned) for your records.
     Please consult your personal tax advisor for the address of the office of the Internal Revenue Service to which you should mail your election form.

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F-1

ATTACHMENT 1 TO EXHIBIT F
ELECTION UNDER INTERNAL REVENUE CODE SECTION 83(B)
     The undersigned taxpayer hereby elects, pursuant to Section 83(b) of the Internal Revenue Code of 1986, as amended, to include in taxpayer’s gross income for the current taxable year the amount of any compensation taxable to taxpayer in connection with taxpayer’s receipt of shares (the “Shares”) of Common Stock, par value $0.0001 per share, of Leap Wireless International, Inc., a Delaware corporation (the “Company”).
1.	The name, address and taxpayer identification number of the undersigned taxpayer are: SSN: The name, address and taxpayer identification number of the Taxpayer’s spouse are (complete if applicable):

SSN:
2.	Description of the property with respect to which the election is being made:

(___) shares of Common Stock, par value $0.0001 per share, of the Company.
3.	The date on which the property was transferred was . The taxable year to which this election relates is calendar year 200_.
4.	Nature of restrictions to which the property is subject:

The Shares are subject to repurchase at their original purchase price if unvested as of the date of termination of employment, directorship or consultancy with the Company.
5.	The fair market value at the time of transfer (determined without regard to any lapse restrictions, as defined in Treasury Regulation Section 1.83-3(a)) of the Shares was $ per Share.
6.	The amount paid by the taxpayer for Shares was per share.
7.	A copy of this statement has been furnished to the Company.

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Dated: , 200_	Taxpayer Signature

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E-2

The undersigned spouse of Taxpayer joins in this election. (Complete if applicable).

Dated: , 200_	Spouse’s Signature

Signature(s) Notarized by:

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ATTACHMENT 2 TO EXHIBIT F
SAMPLE COVER LETTER TO INTERNAL REVENUE SERVICE
                                        , 200_
VIA CERTIFIED MAIL
RETURN RECEIPT REQUESTED
Internal Revenue Service
[Address where taxpayer files returns]

Re:	Election under Section 83(b) of the Internal Revenue Code of 1986
Taxpayer:

Taxpayer’s Social Security Number:

Taxpayer’s Spouse:

Taxpayer’s Spouse’s Social Security Number:

Ladies and Gentlemen:
     Enclosed please find an original and one copy of an Election under Section 83(b) of the Internal Revenue Code of 1986, as amended, being made by the taxpayer referenced above. Please acknowledge receipt of the enclosed materials by stamping the enclosed copy of the Election and returning it to me in the self-addressed stamped envelope provided herewith.

Very truly yours,

Enclosures
cc: Leap Wireless International, Inc.

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